UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 20, 2005
                                                ______________________________


                        Willow Grove Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       Pennsylvania                    000-49706                   80-0034942
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania                  19002
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code     (215) 646-5405
                                                   ___________________________


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events
          ------------

     On September 20, 2005, Willow Grove Bancorp, Inc. (the "Company") issued a press release announcing the results of elections made by former shareholders of Chester Valley Bancorp Inc. ("Chester Valley") as to the form of consideration to be received from the merger of Chester Valley with and into the Company and the allocation between cash and the Company's common stock to be received for those shareholders who elected all cash (which form of consideration was oversubscribed).

     A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

  (a)  Not applicable.
  (b)  Not applicable.
  (c)  Exhibits.

The following exhibit is filed herewith:

          Exhibit             Description
          -------             -----------

          99.1                Press Release dated September 20, 2005






















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



Date:  September 23, 2005     By: /s/ Joseph T. Crowley
                                 ----------------------------------
                                 Joseph T. Crowley
                                 Chief Financial Officer





































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